Exhibit 10.1

Gen2Media Corporation
2009 NON-QUALIFIED STOCK OPTION PLAN

Article I.  Purpose, Adoption and Term of the Plan

     1.01 Purpose.  The purpose of the Gen2Media Corporation (“Company”) 2009
Non-Qualified Stock Option Plan  ("Plan") is to advance  the  interests  of  the  Company and  its
Subsidiaries (as hereinafter  defined) by  encouraging  and  providing for the acquisition of an equity  interest  in the Company by  non-employee  directors, Officers, independent contractors and key employees through the grant of options to purchase Common Stock(as  hereinafter  defined).  The Plan will enable  the  Company  to retain  the services  of  non-employee  directors,  officers, independent contractors  and key  employees  upon whose judgment,  interest, and special effort the successful conduct of its operations is largely  dependent and to compete  effectively with other enterprises for the services of non-employee directors,  officers, independent contractors and key employees as may be needed for the continued improvement of its business.

     1.02 Adoption and Term.  The Plan shall become effective on October1, 2009, subject to the prior  approval  of a simple  majority  of the  Board(as hereinafter  defined).  The Plan shall terminate on September 30,  2019,  or  such  earlier  date as  shall  be  determined  by the  Board provided,  however,  that,  in the event the Plan is not approved by the Board,  the Plan shall terminate on such date and any Options (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

Article II.  Definitions

     For purposes of the Plan, capitalized  terms  shall  have the  following meanings:

     2.01 "Beneficiary"  means an  individual,  trust or estate who or that, by will or the  laws of  descent  and  distribution,  succeeds  to the  rights  and obligations of the Participant  under the Plan and an Option  Agreement upon the Participant's death.

     2.02 "Board" means the Board of Directors of the Company.

2.03 "Code" means the Internal Revenue Code of 1986, as amended from time to time,  or any  successor  thereto.  References to a section of the Code shall include that  section  and any  comparable  section or  sections  of any future legislation that amends, supplements, or supersedes said section.

     2.04 "Committee" means a committee of the Board as may be appointed,  from time to time, by the Board.  In the absence of the establishment of such a committee, the entire Board shall act in that capacity

                  (a)  The Board may appoint more than  one   Committee  to administer the Plan. If it appoints more than one Committee,  one Committee (the "Compensation  and Stock Option  Committee")  shall have the  authority to grant Options to a Participant  who is either,  at the Date of Grant of the Option,  a "covered  employee" as defined in Section 162(m) or who is subject to Section 16 of the Exchange Act;  however,  such Committee  shall also have the authority to grant Options to other Participants. The Compensation and Stock Option Committee shall be composed of at least two  directors of the  Company,  each of whom is a "non-employee  director"  as  defined in Rule  16b-3 and an  "outside  director" within the meaning of Section 162(m). If, however, at least two of the Company's directors are not both  "non-employee  directors" and "outside  directors,"  the Board may grant Options to a Participant  who is either a "covered  employee" or subject  to  Section 16 of the  Exchange  Act,  in which case the Board may also administer  the Plan and the term  "Committee" as used herein shall also include the Board. The other Committee (the "Select  Committee") shall be composed of at least one director,  who may be an officer of the Company.  The Select Committee shall have  authority to grant Options to a Participant  who is not, at the Date of Grant of the Option, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

                  (b) The Board may, from time to time,  appoint members of each Committee in substitution  for those members who were  previously  appointed and may fill vacancies, however caused, in the Committee.

(c) The Compensation and Stock Option Committee and the Select Committee  shall each have the power and  authority  to  administer  the Plan in accordance  with Article III with respect to particular  classes of Participants (as specified in Section  2.04(a)) and, when used herein,  the term  "Committee" shall mean either the  Compensation  and Stock  Option  Committee  or the Select Committee if the Board  appoints more than one Committee to administer the Plan. If,  however,  there  is a  conflict  between  the  determinations  made  by the Compensation  and  Stock  Option  Committee  and  the  Select   Committee,  the determinations  made  by the  Compensation  and  Stock  Option  Committee  shall control

     2.05 "Common  Stock" means the Common Stock,  par value $.001 per share,  of the Company.

     2.06 "Company"  means Gen2Media Corporation, a corporation organized under the laws of the State of Nevada, and its successors.

 2.07 "Date of Grant" means the date designated by the Board as the date as of which it grants an Option,  which  shall not be  earlier  than the date on which the Committee approves the granting of such Option.

     2.08  "Disability"  has the meaning  specified  in Section  22(e)(3) of the Code.

     2.09 "Disability  Date" means the date as of which an Employee  Participant is determined by the Committee to have a Disability.

     2.10 "Employee  Participant"  means a Participant who is not a Non-Employee Director or independent contractor.

     2.11 "ERISA" means the Employee  Retirement Income Security Act of 1974, as amended.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Fair Market Value" of a share of Common Stock means,  as of any given date,  the closing  sales  price of a share of Common  Stock on such date on the principal national  securities exchange on which the Common Stock is then traded or, if the Common  Stock is not then traded on a national  securities  exchange, the closing sales price or, if none,  the average of the bid and asked prices of the Common  Stock on such  date as  reported  on the  National  Association  of Securities  Dealers Automated  Quotation System ("Nasdaq");  provided,  however, that, if there were no sales  reported as of such date,  Fair Market Value shall be  computed  as of the  last  date  preceding  such  date on  which a sale  was reported;  provided,  further, that, if any such exchange or quotation system is closed on any day on which Fair Market  Value is to be  determined,  Fair Market Value shall be determined as of the first date immediately  preceding such date on which such exchange or quotation  system was open for trading.  If the Common Stock to be issued in conjunction with the Plan will carry a restrictive legend, the Committee may provide a reasonable discount to the last closing price in determining Fair Market Value.  If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market  Value of a share of Common  Stock as of any given date shall be as determined in good faith by the Committee,  in its sole and absolute discretion, which determination may be based on, among other things,  the opinion of one or more  independent and reputable  appraisers  qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

     2.14 "Non-Employee Director" means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

 2.15 "Option Agreement" means a written agreement between the Company and a Participant  specifically  setting  forth the terms and  conditions of an Option granted to a Participant under the Plan.

     2.16 "Option"  means any option to purchase  Common Stock granted under the Plan to an  Employee  Participant  or to a  Non-Employee  Director.  All Options granted  under the Plan shall be Options that do not qualify as incentive  stock options under Section 422 of the Code.  All Options granted under the Plan are intended to meet the requirements of section 409A of the Code.

     2.17  "Participant"  means any  employee, independent contractor or  Non-Employee  Director of the Company  or any of its  Subsidiaries  selected  by the  Committee  to receive an Option under the Plan in accordance with Articles V and/or VI.

     2.18  "Plan"  means  the  Gen2Media Corporation 2009 Non-Qualified  Stock  Option  Plan as set forth  herein,  and as the same may be amended from time to time.

     2.19 “Plan Administrator” shall mean the Officer within the organization designated by the Board to manage the ongoing function of the Plan

     2.20 "Rule 16b-3" means Rule 16b-3  promulgated by the SEC under Section 16of the Exchange Act and any successor rule.

     2.21 "SEC" means the Securities and Exchange Commission.

     2.22 "Section  162(m)" means Section 162(m) of the Code and the regulations thereunder.

     2.23 "Subsidiary"  means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

     2.24  "Termination  of  Employment"  means,  with  respect  to an  Employee Participant,  the  voluntary  or  involuntary  termination  of  a  Participant's employment  with  the  Company  or any  of  its  Subsidiaries  for  any  reason, including, without limitation, death, Disability, retirement or as the result of the sale or other  divestiture  of the  Participant's  employer  or any  similar transaction in which the Participant's  employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

Article III.  Administration

     3.01  Committee.  The Plan shall be  administered  by the Committee,  which shall have exclusive and final authority in each determination,  interpretation, or other action  affecting the Plan and its  Participants.  The Committee  shall have the sole and absolute  discretion  to interpret  the Plan, to establish and modify administrative rules for the Plan, to select the Non-Employee  Directors, officers, independent contractors and other key  employees  to whom Options may be granted,  to determine the terms and provisions of the respective  Option Agreements (which need not be identical),  to determine all claims for benefits under the Plan, to impose such conditions  and  restrictions  on  Options  as  it  determines  appropriate,  to determine  whether the shares  delivered on exercise of Options will be treasury shares or will be authorized but previously  unissued  shares,  and to take such steps in connection with the Plan and Options  granted  hereunder as it may deem necessary  or  advisable.  No action of the  Committee  will be  effective if it contravenes or amends the Plan in any respect.  The Committee may designate an Officer or employee of the Company to act as Plan administrator to carry out the ongoing responsibilities of managing the Plan’s transactions.

     3.02 Actions of the Committee.  Except when the  "Committee" is the "Board" in the  circumstance  described in the fourth sentence of Section  2.04(a),  all determinations of the Committee shall be made by a majority vote of its members.  A majority of a Committee's members shall constitute a quorum.  Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority  vote at a meeting duly called and held. The Committee shall also have express  authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

    3.03 Plan Administrator.  The Plan Administrator shall be an Officer or other duly designated employee that has the authority and responsibility to carry out the actions as so authorized by the Committee.

Article IV.  Shares of Common Stock

     4.01 Number of Shares of Common Stock  Issuable.  Subject to adjustments as provided in Section 7.05,  the lesser of 3,000,000  shares of Common Stock or an amount not to exceed 5% of the total amount of the class  outstanding  of Common Stock as of the record date for the 2009  Annual  Report,  rounded  down to the lowest multiple of hundred thousand shares, shall be available for Options under the Plan. Any and all of such shares may be issued  pursuant to Options  granted to Employee  Participants or to Non-Employee  Directors.  The Common Stock to be offered under the Plan shall be authorized and unissued  Common Stock, or issued Common  Stock that shall have been  reacquired  by the  Company  and held in its treasury.

     4.02 Number of Shares of Common Stock  Awarded to any  Participant.  In the event the  purchase  price of an Option is paid,  or related tax or  withholding payments  are  satisfied,  in whole or in part through the delivery of shares of Common  Stock  issuable  in  connection  with  the  exercise  of the  Option,  a Participant  will be deemed to have  exercised  an Option  with  respect to those shares of Common Stock.

     4.03 Shares of Common Stock Subject to Terminated Options. The Common Stock covered by any unexercised  portions of terminated  Options may again be subject to new Options under the Plan.

Article V.  Participation

     5.01 Eligible  Participants.  Employee  Participants shall be such officers and other key  employees  of the  Company  or its  Subsidiaries,  whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time.  Non-Employee  Director  Participants  shall be such  Non-Employee  Directors  as  the  Committee,  in  its  sole  and  absolute discretion,  may designate  from time to time. Independent Contractor Participants shall be such  Independent Contractors  as  the  Committee,  in  its  sole  and  absolute discretion,  may designate  from time to time.  In making such  designation,  the Committee  may take into  account  the nature of the  services  rendered  by the officers, key employees, independent contractors and Non-Employee Directors,  their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors  as the  Committee,  in its  sole  and  absolute  discretion,  may  deem relevant.  The  Committee's  designation  of a Participant in any year shall not require the Committee to designate  such person to receive  Options in any other year.  The  Committee  shall  consider  such  factors as it deems  pertinent  in selecting  Participants  and  in  determining  the  type  and  amount  of  their respective  Options.  A Participant  may hold more than one Option granted under the Plan.  During the term of the  Plan,  no  Employee  Participant  may  receive Options to purchase more than 1,000,000 shares of Common Stock under the Plan.

Article VI.  Stock Options

     6.01 Grant of Option.  Any  Option  granted  under the Plan shall have such terms as the  Committee  may,  from  time to time,  approve,  and the  terms and conditions of Options need not be the same with respect to each Participant.

     6.02 Terms of Options.  Options  granted under the Plan shall be subject to the following  terms and  conditions  and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option  Price.  The option price per share of Common Stock purchasable  under an Option shall be determined by the Committee at the time of grant  but shall  not be less  than the Fair  Market  Value of a share of Common Stock on the Date of Grant; provided,  however, that, except as required by Rule 16b-3 with  respect to Options  granted to persons  subject to Section 16 of the
Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.02(a).  Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the Date of Grant.

                  (c)  Exercisability.  An  Option  Agreement  with  respect  to Options may contain such performance  targets,  waiting periods,  exercise dates and restrictions on exercise (including,  but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the  underlying  shares of Common Stock,  if any, as may be determined by the Committee at the time of grant. To the extent not exercised,  installments shall cumulate and be  exercisable,  in whole or in part,  at any time after  becoming exercisable,  subject to the limitations set forth in Sections 6.02(b), (f), (g)
and (h).

                  (d)  Method  of  Exercise.  Subject  to  whatever  installment exercise and waiting  period  provisions  that apply under  Section  6.02(c) and subject to Sections 6.02(b), (f), (g) and (h), Options may be exercised in whole or in part at any time during the term of the Option,  by giving  written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased.  Such notice shall be  accompanied by payment in full of the purchase price in such form as the Committee may accept (including  payment in accordance with a cashless  exercise  program  if and when such a program may be approved  by the  Committee).  If and to the extent the Committee  determines in its sole and absolute discretion at or after grant,  payment  in full or in part may also be made in the  form of  shares  of
Common Stock already owned by the Participant (and for which the Participant has good  title,  free and  clear of any  liens or  encumbrances)  based on the Fair Market Value of the shares of Common Stock on the date the Option is  exercised; provided,  however,  that any already  owned  Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment,  as provided herein,  therefore has been made.  A  Participant  shall  generally  have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.  The Committee in its sole and absolute discretion may allow for cashless exercise of Options.  A Participant may request the Committee to allow cashless exercise of Options by presenting a written request to the Plan Administrator.  Plan Administrator shall present such request to the Committee and Comittee shall decide in its sole and absolute discretion to allow such cashless exercise.

                  (e)   Non-Transferability  of  Options.  No  Option  shall  be transferable by the  Participant  otherwise than by will, by the laws of descent and distribution, or pursuant to a domestic relations order.

                  (f) Acceleration or Extension of Exercise Time. The Committee, in its sole and absolute discretion,  shall have the right (but shall not in any case be  obligated)  to permit  purchase of Common  Stock  subject to any Option granted to a Participant  prior to the time such Option would  otherwise  become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion,  shall have the right (but shall not in any case be obligated) to permit any Option granted to a Participant to be exercised after the day the  Option  would  otherwise  expire,  subject,  however,  to the limitation set forth in Section 6.02(b).

(g) Exercise of Options Upon  Termination of  Employment.  The following provisions apply to Options granted to Employee Participants:

                    (i)  Exercise  of  Vested   Options  Upon   Termination   of Employment.

                                    (A)  Termination.  Unless the Committee,  in  its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period of time  in an  Option  Agreement  or a longer  period  of time  in  accordanc with Section 6.02(f),  upon an Employee
                                         Participant's Termination of Employment other   than  by  reason  of  death  or
                                         Disability,  the  Employee  Participant may,  within  90 days  from the date of
                                         such    Termination    of   Employment, exercise  all or any part of his or her
                                         Options as were exercisable at the date      of  Termination  of  Employment.  In no
                                         event,   however,  may  any  Option  be exercised    later    than   the   date
                                         determined pursuant to Section 6.02(b).

                                    (B)  Disability.  Unless the  Committee,  in its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period of time  in an  Option  Agreement  or a longer  period  of time  in  accordance with Section 6.02(f),  upon an Employee
                                         Participant's   Disability   Date,  the Employee  Participant  may,  within one
                                         year   after   the   Disability   Date, exercise  all or a  part  of his or her
                                         Options, whether or not such Option was exercisable on the Disability Date, but
                                         only  to  the  extent  not   previously exercised.  In no event,  however,  may
                                         any Option be exercised  later than the date  determined  pursuant  to  Section
                                         6.02(b).

                                        (C) Death. Unless the Committee,  in its sole and absolute  discretion,  provides for  a  shorter  period  of  time  in an Option  Agreement,  in the  event of the death of an Employee  Participant  while employed by the Company or a Subsidiary,
                                        the Employee  Participant's  Beneficiary shall  be  entitled   to  exercise   any
                                        Options  that were vested at the date of the Employee  Participant's  death until the  initial  expiration  date  of  such Option  determined  pursuant  to Section

                                        6.02(b).  Notwithstanding  the above, if the Employee  Participant at the time of
                                        death  had  been  an   employee  of  the Company or a Subsidiary  for a period of
                                        ten   years,   50%   of   the   Employee Participant's   unvested   Option  would
                                        become vested and subject to exercise as stated   above   and  if  the   Employee
                                        Participant  at the  time of  death  had been an  employee  of the  Company  or a
                                        Subsidiary   for  a  period  of  fifteen years, all of the Employee Participant's unvested Options would become vested and subject to exercise as stated  above and shall  expire on the date of  expiration of the  Option  determined  pursuant  to
                                        Section 6.02(b).

                    (ii) Expiration  of Unvested  Options  Upon  Termination of     Employment.    Subject   to   Sections    6.02(f)   and
                         6.02(g)(i)(B) and (C), to the extent all or any part of an Option  granted to an Employee  Participant  was not
                         exercisable   as  of  the   date  of   Termination   of Employment, such right shall expire at the date of such
                         Termination   of   Employment.    Notwithstanding   the foregoing,  the  Committee,  in its sole  and  absolute
                         discretion   and   under   such   terms   as  it  deems appropriate,  may  permit an  Employee  Participant  to continue to accrue service with respect to the right to exercise his or her Options.

                  (h) Exercise of Options Upon  Termination  of Service.  Unless the Committee,  in its sole and absolute  discretion,  provides for a shorter or longer  period  of time in an  Option  Agreement  or a longer  period of time in accordance with Section 6.02(f),  if an Independent Contractor or Non-Employee  Director's service with the Company or a Subsidiary terminates for any reason or if such person ceases to be a  Non-Employee  Director,  such  Option may be  exercised  to the extent it was exercisable  on the date of such  termination of service until the expiration of the stated  term of the  Option,  but only to the  extent it was not  previously exercised.

Article VII.  Terms Applicable to All Options Granted Under the Plan

     7.01 Plan  Provisions  Control  Option  Terms.  The terms of the Plan shall govern all Options  granted under the Plan,  and in no event shall the Committee have the  power to grant to  a  Participant  any  Option  under  the Plan that is contrary to any  provisions of the Plan. If any provision of any Option  granted under the Plan conflicts with any of the terms in the Plan as constituted on the
Date of Grant of such Option,  the terms in the Plan as  constituted on the Date of Grant of such Option shall control.

     7.02 Option  Agreement.  No person  shall have any rights  under any Option granted under the Plan unless and until the Company and the  Participant to whom such Option shall have been granted  shall have executed and delivered an Option Agreement  authorized  by the  Committee  expressly  granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict  between the provisions of an Option  Agreement and the terms of the Plan, the terms of the Plan shall control.

     7.03  Modification  of  Option  After  Grant.  Except  as  provided  by the Committee,  in its sole and absolute  discretion,  in the Option Agreement or as provided in Section 7.05, no Option granted under the Plan to a Participant  may be modified (unless such modification does not materially  decrease the value of the Option) after the Date of Grant except by express written  agreement between the Company and the Participant,  provided that any such change (a) shall not be inconsistent  with the  terms of the  Plan,  and (b)  shall be  approved  by the Committee.  In addition,  the  repricing of any Option  granted  under this Plan shall require Board approval.

     7.04 Taxes.  The  Company  shall be  entitled,  if the  Committee  deems it necessary or desirable,  to withhold (or secure payment from the  Participant in lieu of withholding)  the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock  issuable under such  Participant's  Option,  and the Company may defer issuance of Common
Stock  upon  the  grant or  exercise  of an  Option  unless  indemnified  to its satisfaction  against  any  liability  for any  such  tax.  The  amount  of such withholding  or tax payment shall be determined by the Committee or its delegate and  shall  be  payable  by the  Participant  at  such  time  as  the  Committee determines.  A  Participant  shall be  permitted  to  satisfy  his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the  Participant  to the  Company,  (c) the  payment in shares of Common Stock already owned by the Participant  valued at Fair Market Value,  and/or (d) the withholding from the Option,  at the appropriate time, of a number of shares of Common  Stock  sufficient,  based upon the Fair  Market  Value of such Common Stock, to satisfy such tax or withholding  requirements.  The Committee shall be authorized,  in its  sole  and  absolute  discretion,  to  establish  rules  and procedures  relating  to any such  withholding  methods  it deems  necessary  or appropriate  (including,  without  limitation,  rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).  This is plan is specifically designed to comply with the requirements of section 409(a) of the Code.

     7.05 Adjustments to Reflect Capital Changes; Change in Control.

                  (a) Recapitalization. The number and kind of shares subject to outstanding  Options,  the purchase price or exercise price of such Options, the limit set forth in the last sentence of Section 5.01 of the Plan, and the number and kind of shares  available  for Options  subsequently  granted under the Plan shall be  appropriately  adjusted to reflect any stock  dividend,  stock  split, combination  or exchange of shares,  merger,  consolidation  or other  change in capitalization  with a similar  substantive  effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion  to determine  the nature and amount of the  adjustment to be made in each case.

(b) Sale of Reorganization. After any reorganization, merger or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

(c) Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                  (d)  Changes  in  Control.   (i)  Upon  the   dissolution   or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the  surviving  corporation,  (iii) upon the sale of substantially  all  of  the  property  or  assets  of  the  Company  to  another corporation,  or (iv) if at least 50% or more of the voting stock of the Company is sold either  through a tender offer or otherwise to a party or an  affiliated group  of  parties,  then  the  Plan and the  Options  issued  thereunder  shall terminate,  unless  provisions are made in connection with such  transaction for the assumption of Options theretofore  granted, or for the substitution for such Options of new options of the  successor  corporation  or a parent or subsidiary thereof,  with  appropriate  adjustment as to the number and kinds of shares and the per share  exercise  prices.  In the event such Options shall be terminated, all outstanding  Options shall be exercisable in full for at least 30 days prior to such  termination  date,  whether  or not  exercisable  during  such  period, subject,  however, to the limitation set forth in Section 6.02(b).  For purposes of this Section 7.05(d),  the Company refers to Gen2Media Corporation.  The Committee shall  determine  the date on which Options may become  exercisable  pursuant to this Section 7.05(d).

     7.06 Surrender of Options.  Any Option  granted to a Participant  under the Plan may be  surrendered  to the Company for  cancellation  on such terms as the Committee and holder approve.

     7.07 No Right to Option; No Right to Employment.  No director,  employee or other person shall have any claim or right to be granted an Option.  Neither the Plan nor any action  taken  hereunder  shall be construed as giving any employee any  right  to be  retained  in  the  employ  of  the  Company  or  any  of  its Subsidiaries

     7.08 Options Not Includable for Benefit  Purposes.  Income  recognized by a Participant  pursuant to the provisions of the Plan shall not be included in the determination  of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group  insurance or other  benefit plans applicable to the  Participant  that are maintained by the Company or any of its
Subsidiaries,  except  as may be  provided  under  the  terms  of such  plans or determined by resolution of the Board.

     7.09 Governing Law. The Plan and all determinations  made and actions taken pursuant  to the Plan  shall be  governed  by the laws of the State of  Nevada other than the conflict of laws  provisions of such laws, and shall be construed in accordance therewith.

     7.10 No  Strict  Construction.  No rule of  strict  construction  shall  be implied  against  the  Company,  the  Committee,  or  any  other  person  in the interpretation  of any of the terms of the Plan,  any Option  granted  under the Plan or any rule or procedure established by the Committee.

     7.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and  administered in compliance with Rule 16b-3 and with Section 162(m).  If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section  162(m) as determined by the Committee in its sole and absolute  discretion.  The Board is authorized to amend the Plan and the  Committee  is  authorized  to make any  such  modifications  to  Option Agreements to comply with Rule 16b-3 and Section 162(m),  as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better  accomplish the purposes of the Plan in light of any amendments  made to Rule 16b-3 and Section  162(m).  Notwithstanding  the foregoing,  the  Board  may  amend  the  Plan  so  that  it (or  certain  of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board  specifically  determines that such compliance is no longer desired and the  Committee  may grant  Options that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

     7.12 Captions.  The captions (i.e., all Article and Section  headings) used in the Plan are for convenience  only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize,  or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     7.13 Severability.  Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted  under the Plan shall be held to be prohibited by or invalid  under  applicable  law, then (a) such  provision  shall be deemed amended to accomplish the  objectives of the provision as originally  written to the fullest  extent  permitted by law, and (b) all other  provisions of the Plan and every other Option at any time  granted  under the Plan shall remain in full force and effect.

7.14  Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

7.15 Investment Representation. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Committee at the time of grant and exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for the investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant’s right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligation under the Plan would violate federal of state securities laws.

     7.16 Amendment and Termination.

                  (a)  Amendment.  The  Board  shall  have  complete  power  and authority to amend the Plan at any time it is deemed  necessary or  appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock,  represented,  by person or by proxy,  and  entitled to vote at an annual or special  meeting of the holders of Common  Stock,  make any  amendment  that requires  stockholder  approval  under applicable law or rule,  unless the Board  determines  that compliance with such law or rule is no  longer  desired  with  respect  to the Plan as a whole or the provision to be amended.  No termination  or amendment of the Plan may,  without the consent of the  Participant to whom any Option shall  theretofore  have been granted under the Plan, adversely affect the right of such individual under such Option;  provided,  however,  that the  Committee  may, in its sole and absolute discretion,  make provision in an Option  Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                  (b) Termination.  The Board shall have the right and the power to terminate  the Plan at any time.  No Option  shall be granted  under the Plan after the  termination  of the Plan,  but the  termination of the Plan shall not have any other effect, and any Option outstanding at the time of the termination of the Plan may be amended and exercised and may vest after  termination  of the Plan at any time prior to the expiration  date of such Option to the same extent such Option  could have been  amended and would have been  exercisable  or would have vested had the Plan not terminated.

     7.17 Costs and Expenses.  All costs and expenses  incurred in administeringthe Plan shall be borne by the Company.

     7.18  Unfunded  Plan.  The Company  shall not be required to establish  any special or separate fund or make any other  segregation  of assets to assure the payment of any award under the Plan.